PROSPECTUS
January 5, 2009, as amended January 21, 2009

RNC Genter Dividend Income Fund

This Prospectus contains important information about the Fund, including its investment objective.  For your benefit and protection, please read the entire Prospectus before you invest in the Fund.  This Prospectus should also be retained for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

www.rncgenter.com

RNC Genter Dividend Income Fund
A series of the Investment Managers Series Trust (the “Trust”)

RNC Capital Management LLC, a California limited liability company doing business as RNC Genter Capital Management (the “Advisor” or “RNC Genter”), is the investment advisor to the Fund.

Table of Contents

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	3

PRINCIPAL RISKS OF INVESTING	4

PERFORMANCE	4

FEES AND EXPENSES	5

MANAGEMENT OF THE FUND	6

RULE 12B-1 PLAN	9

YOUR ACCOUNT WITH THE FUND	9

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	18

DIVIDENDS AND DISTRIBUTIONS	19

FEDERAL INCOME TAX CONSEQUENCES	19

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is January 5, 2009, as amended on January 21, 2009.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

RNC Genter Dividend Income Fund

Investment Objective
The Fund’s investment objective is long-term capital appreciation and current income.  There is no assurance that the Fund will achieve its objective.  The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities of large capitalization companies that have records of paying dividends.  The Fund will not change this 80% investment policy unless it gives shareholders at least 60 days advance written notice.  For purposes of the Fund’s investments, large capitalization companies are those with market capitalizations of $3 billion or higher, at the time of initial purchase.  The Fund will invest in a diversified portfolio of 25 to 50 securities typically spread across many economic sectors.  Investments in and weightings of individual sectors will vary based on the Advisor’s assessment of valuation and the economic outlook.

The Fund may invest up to 20% of its assets in foreign securities.  The Fund’s investments in foreign securities will primarily be in American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Advisor employs a three step process in selecting the Fund’s investments.  First, a quantitative screening is used to identify companies that have 1) tax-advantaged dividend payments, 2) market capitalizations greater than $3 billion, 3) dividend growth, 4) investment grade debt rating, and 5) not been forced to reduce their dividend over the past 5 years. Secondly, a thorough fundamental analysis of the companies is conducted focusing on valuation and key balance sheet and income statement information.  Finally, a three factor decision matrix is applied to ensure an acceptable balance of dividend payment, appreciation and risk.

The Advisor will sell a security when one or more of the following occurs: 1) the security’s dividend is reduced to what the Advisor believes is an unacceptable amount per share, 2) the yield falls below acceptable parameters, 3) there is a fundamental development that weakens the company’s balance sheet, 4) the company’s underlying debt rating falls below investment grade, or 5) its price target is realized.

When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING

The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk:
Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

•	Foreign Securities Risk:
Foreign security risk is the risk that the prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment.  In addition, changes in exchange rates and interest rates in foreign countries may adversely affect share prices.

•	Management Risk
The skill of the Advisor will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the Advisor’s ability to select stocks, particularly in volatile stock markets. The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks among other matters.

•	Sector Risk
From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

PERFORMANCE

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)*
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)	2.00%[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	0.90%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses[2]	0.35%
Total annual fund operating expenses[3]	1.50%

[1]	The Fund charges a 2% fee if you redeem shares of the Fund within 30 days of purchase.
[2]	These expenses are estimated for the current fiscal year.
[3]
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.50% of average daily net assets of the Fund.  The duration of this contract is one year and may be terminated by the Trust’s Board of Trustees (the “Board”).  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

*
The Fund’s transfer agent, UMB Fund Services, Inc. (“Transfer Agent”), charges a $15 fee ($20 for Saturday delivery) for redemption proceeds paid via wire transfer or by check sent via overnight delivery.  There is also a $15 annual maintenance fee on retirement accounts and a $15 fee for each redemption from a retirement account.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RNC Genter Dividend Income Fund:

One Year	Three Years
$153	$474

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) dated January 5, 2009.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor

The Advisor, RNC Genter Capital Management LLC, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).  The Advisor was founded in 1968 and its principal address is 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, California 90025. RNC Genter is a registered investment advisor with approximately $2.7 billion in assets under management as of September 30, 2008.

The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services.  For its services, the Advisor is entitled to receive an annual management fee listed below, calculated daily and payable monthly of the Fund’s average daily net assets:

Fund	Annual Fee
RNC Genter Dividend Income Fund	0.90%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report dated April 30, 2009.

Prior Performance for Similar Accounts managed by the Advisor

The following tables set forth performance data relating to the historical performance of all private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code.  Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended December 31, 2008

	One Year	Three Years	Five Years	Since Inception (1/1/2004)
Dividend Income Composite
Net Returns, after fees/expenses*	(26.12%)	(4.03%)	0.94%	0.94%
Gross Returns	(25.40%)	(3.15%)	1.84%	1.84%
MSCI High Dividend Yield Index	(30.51%)	(5.80%)	(0.42%)	(0.42%)
Russell 1000 Value Index	(36.84%)	(8.32%)	(0.79%)	(0.79%)

The fees and expenses are lower than the anticipated operating expenses of the Fund and, accordingly, the performance results of the composite are greater than what the Fund’s performance would have been.

RNC GENTER CAPITAL MANAGEMENT
DIVIDEND INCOME COMPOSITE

	Total Firm	Composite Assets		Annual Performance Results
Year	Assets	U.S. Dollars	Number of	Composite		MSCI US	Russell
End	(millions)	(millions)	Accounts	Net	Gross	Hi Div Yld	1000 Value
2008	2,648	20	49	(26.12%)	(25.40%)	(30.51%)	(36.84%)
2007	2,751	25	53	2.13%	3.05%	(0.21%)	(0.17%)
2006	2,484	19	37	17.16%	18.17%	20.53%	22.22%
2005	2,201	11	24	6.37%	7.25%	3.77%	7.04%
2004	1,986	1	4	11.46%	12.41%	12.92%	16.49%

The Advisor has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®).

Dividend Income Composite contains fully discretionary equity accounts invested substantially similar to the way the Fund would select investments.  For comparison purposes the composite is measured against the MSCI US Investable Market High Dividend Yield Index©. MSCI Barra constructs a global family of indices designed to reflect the performance of the high dividend yield opportunity set. The MSCI High Dividend Yield Indices are designed to serve as performance benchmarks and may be used as the basis for passive investment vehicles. It includes only securities that offer a meaningfully higher than average dividend yield relative to their respective Parent Index and pass dividend sustainability and persistence screens, offer broad market coverage, and are free float market capitalization weighted to ensure that their performance can be replicated in institutional and retail portfolios. The minimum account size for this composite is $200,000.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The firm maintains a complete list and description of composites, which is available upon request by calling the Advisor at 1-800-877-7624.

Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Composite policy requires the temporary removal of any portfolio incurring a client initiated significant cash inflow or outflow greater than or equal to 10% of portfolio assets. A flow smaller than 10% of portfolio assets may also be considered significant if the portfolio manager determines that the flow resulted in a temporary loss of discretion. The temporary removal of such an account occurs at the beginning of the month in which the significant cash flow occurs and the account re-enters the composite at the beginning of the first full month after the cash flow. Additional information regarding the treatment of significant cash flows is available upon request. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of fees and expenses and include the reinvestment of all income.  Additional information regarding policies for calculating and reporting returns is available upon request by calling the Advisor at 1-800-877-7624.

The management fee schedule for accounts less than $3 million in assets is: 2.00% on the first $200,000; 1.50% on the next $200,000; 1.00% on the balance.  For accounts over $3 million in assets: 1.00% on the first $5 million; 0.75% on the balance. Actual investment advisory fees incurred by clients may vary.

The Dividend Income Composite was created January 1, 2004. RNC Genter Capital Management’s compliance with the GIPS standards has been verified for the period January 1, 2001 through June 30, 2008 by Ashland Partners & Company LLP. A copy of the verification report is available upon request by calling the Advisor at 1-800-877-7624.

Portfolio Managers

James “Rocky” Barber, John G. Marshall and David P. Klatt are the co-managers of the Fund. Each portfolio manager has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows.  The portfolio managers work as a team in considering securities for selection and implementing portfolio strategies.  Mr. Barber, as Director of Equities, has final approval of all companies in the portfolio.

James “Rocky” Barber, CFA joined RNC Genter at the end of 2004 as Senior Vice President, Director of Equities, and a member of the Executive Management, Equity Strategy, and Investment Policy Committees of the Advisor.  He began his career in 1975 as an analyst for the Stanford University Endowment, operating one of the first institutional options programs in the country. In 1977 he joined Alliance Capital Management where he spent eight years as a Vice President and Portfolio Manager in both equity and fixed income departments. In 1986 he joined William Blair & Co. for an eighteen year tenure where he served as Principal and Portfolio Manager up to the end of 2004, prior to joining RNC Genter. In 1993 he founded the William Blair & Co. Large-Cap Equity Product.  Mr. Barber earned an M.B.A., an M.S., and a B.S. from Stanford University.

John G. Marshall, CFA joined RNC Genter in 1985 as Senior Vice President, Director of Portfolio Management, and a member of the Executive Management, Equity Strategy, Investment Policy and Brokerage Oversight Committees of the Advisor.  He began his career in 1968 as a Securities Analyst for Security Pacific National Bank of Los Angeles, California. He then joined First City National Bank of Houston, Texas, where he spent five years as a Vice President and Portfolio Manager. In 1979 he moved to PIMCO and served as Vice President and Portfolio Manager. Mr. Marshall earned an M.B.A. from the University of Southern California and a B.S. from University California, Los Angeles.

David P. Klatt is Vice President, Portfolio Manager and a member of the Investment Policy Committee of the Advisor. Mr. Klatt began his investment career at RNC Genter Capital Management in 1999 as a Marketing Analyst. In 2000 he joined the firm’s equity department where he was promoted to Portfolio Manager Assistant. He received various promotions during his tenure in the department and in 2007 he assumed his current duties as Vice President, Portfolio Manager. Mr. Klatt earned a B.S. in Economics from the University of California, Los Angeles.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the percentage stated in the Fund’s expense table.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

RULE 12B-1 PLAN

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The plan provides for the compensation of a distribution fee at the annual rate of up to 0.25% of average daily net assets.  Since these fees are paid out of the Fund’s assets, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.

YOUR ACCOUNT WITH THE FUND

Share Price

The price of the Fund’s shares is based on net asset value.  The net asset value per share (“NAV”)  is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities / # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.  The NAV is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Standard Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays.

The Fund’s investments are valued according to market value.  Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.  For other circumstances when the Fund may apply “fair value” pricing of securities held in the Fund, see the section titled ‘Tools to Combat Frequent Transactions’ on page 16.

Buying Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$25,000	$5,000
Direct Retirement Accounts	$25,000	$5,000
Automatic Investment Plan	$25,000	$5,000
Gift Account For Minors	$25,000	$5,000

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents authorized by the Fund to receive purchase orders.  The Fund’s minimum initial investment and minimum subsequent additional investments are shown in the preceding table.  The minimum initial investment to open any account in the Fund is $25,000.  However, the initial investment may be made in an amount greater than the minimum amount and the minimum investment may be waived from time to time by the Fund.  Minimum investment amounts are waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscription in the Fund in most cases may be made by investing at least $5,000.  Exceptions may be made at the Fund’s discretion.  The additional minimum subscription is waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed below.  Please ensure that you include your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate paper.  You may also make additional purchases by wire or through a broker.  Please follow the procedures described in this Prospectus.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $25,000.  Once an account has been opened, you may make additional purchases at regular intervals through the AIP.  If elected on your account application, money can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each purchase must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP by notifying the Transfer Agent at 1-877-5GENTER, at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to RNC Genter Dividend Income Fund.  All requests received in good order before 4:00 p.m. (Eastern Standard Time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Standard Time) will be transacted at the next business day’s NAV.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain brokers (and their agents).  The Fund is also offered directly.  An order placed with such a broker or its authorized agent is treated as if it were placed directly with the Fund, and will be executed at the next NAV calculated by the Fund.  Your broker will hold your shares in a pooled account in the broker’s (or agent’s) name.  The Fund may pay the broker (or agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The broker who offers shares may require payment of fees from its individual clients.  If you invest through a broker, the policies and fees may be different than those described in this Prospectus.  For example, the broker may charge transaction fees or set different minimum investments.  The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your broker to see if it is an approved broker of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $20 fee will be assessed against your account by the Transfer Agent.

Regular Mail RNC Genter Dividend Income Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery RNC Genter Dividend Income Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-5GENTER and you will be allowed to move money in amounts of at least $5,000 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Standard Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to RNC Genter Dividend Income Fund
A/C # 987 173 7764
For further credit to:
“RNC Genter Dividend Income Fund”
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-877-5GENTER to advise it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. (Eastern Standard Time) to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary
If you purchased your shares through a broker, your redemption order must be placed through the same broker.  The broker must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Standard Time) for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Standard Time) will be transacted at the next business day’s NAV.  Please keep in mind that your broker may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to RNC Genter Dividend Income Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Please have all shareholders sign the redemption request.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail RNC Genter Dividend Income Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery RNC Genter Dividend Income Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 15 days;

•	If ownership is changed on your account; or

•	When establishing or modifying certain services on your account.

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  A notary public cannot provide a signature guarantee.

By telephone
To redeem shares by telephone, call the Fund at 1-877-5GENTER and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wires are subject to a $15 fee ($20 for Saturday delivery) paid by the investor and your bank may charge a fee to receive wired funds.  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000, by instructing the Fund by phone at 1-877-5GENTER. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you each month or quarter.  Your account must have a value of at least $25,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal is $1,000.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-5GENTER.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Standard Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 30 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the SWP, or (vii) by the Fund of accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading
Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

Fair Value Pricing
In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (please refer to the discussion of fair value pricing of non-U.S. securities below).  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) investments which are not frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities for which there is not a current market value quotation.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason.  Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement due to redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be redeemed.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV;

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue code of 1986, as amended (the “Code”).  If the Fund so qualifies, it will not pay federal income tax on the net investment income and capital gains that it distributes to its shareholders.

The Fund intends to distribute all of its net investment income and capital gains to shareholders.  Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received.  This applies whether dividends or distributions are received in cash or additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.  For taxable years beginning on or before December 31, 2010, distributions designated as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied.  Distributions of net long-term capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  Long-term capital gain is currently taxable to non-corporate shareholders at a maximum federal income tax rate of 15%.  Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income, regardless of how long the shareholder has held Fund shares.  Dividends paid by a Fund may qualify in part for the dividend deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

By law, the Fund must withhold a percentage of your distributions and redemption proceeds (“backup withholding”) if you do not provide your correct social security or taxpayer identification number or certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the selling price of the shares you sell, you may have a gain or a loss on the transaction.  The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year.  If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Short-term capital gain is taxable at ordinary federal income tax rates.  Shareholders may be limited in their ability to utilize capital losses.  You are responsible for any tax liabilities generated by your transaction.

Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce the Fund’s distributions.  However, the United States has entered into tax treaties with several foreign countries that entitle certain investors to a lower taxation or to certain tax exemptions.  Accordingly, the Fund will attempt to operate in such a way as to qualify for such reduced tax rates or tax exemptions whenever practicable.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

RNC Genter Dividend Income Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The SAI is available and the Fund’s annual and semi-annual reports will be available free of charge on the Fund’s website at www.rncgenter.com.  You can obtain a free copy of the SAI, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-877-5GENTER or by writing to:

RNC Genter Dividend Income Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  Reports and other information about the Fund are also available:
•	Free of charge from the SECs EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719)